EXHIBIT 10.3


                        OCCIDENTAL PETROLEUM CORPORATION
                             DEFERRED STOCK PROGRAM

                        OCCIDENTAL PETROLEUM CORPORATION
                             DEFERRED STOCK PROGRAM

                                TABLE OF CONTENTS
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
ARTICLE I     PURPOSES AND AUTHORIZED SHARES..............................................................    2

       1.1    Purposes....................................................................................    2

       1.2    Shares Available............................................................................    2

       1.3    Relationship to Plans.......................................................................    2

ARTICLE II    DEFINITIONS.................................................................................    3

ARTICLE III   option gain deferrals.......................................................................    9

       3.1    Participation...............................................................................    9

       3.2    Alternative Exercise of Options.............................................................    9

ARTICLE IV    DEFERRAL OF OTHER STOCK AWARDS..............................................................   11

       4.1    Deferrals of Restricted Stock and Performance Stock.........................................   11

       4.2    Deferrals of Restricted Share Units.........................................................   11

ARTICLE V     DEFERRED SHARE ACCOUNTS.....................................................................   12

       5.1    Crediting of Deferred Shares................................................................   12

       5.2    Dividend Equivalents........................................................................   12

       5.3    Vesting.....................................................................................   13

       5.4    Distribution of Benefits....................................................................   13

       5.5    Adjustments in Case of Changes in Common Stock..............................................   16

       5.6    Company's Right to Withhold.................................................................   16

       5.7    Termination of Employment...................................................................   16

ARTICLE VI    ADMINISTRATION..............................................................................   18

       6.1    The Administrator...........................................................................   18

       6.2    Committee Action............................................................................   18

       6.3    Rights And Duties...........................................................................   18

       6.4    Indemnity and Liability.....................................................................   19

ARTICLE VII   claims procedure............................................................................   20

ARTICLE VIII  AMENDMENT AND TERMINATION OF PROGRAM........................................................   22

       8.1    Amendment...................................................................................   22

       8.2    Term........................................................................................   22
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                                      -i-
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                        OCCIDENTAL PETROLEUM CORPORATION
                             DEFERRED STOCK PROGRAM

                                TABLE OF CONTENTS
                                  (CONTINUED)
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
ARTICLE IX    miscellaneous...............................................................................   23

       9.1    Limitation on Participant's Rights..........................................................   23

       9.2    Beneficiary Designation.....................................................................   23

       9.3    Payments to Minors or Persons Under Incapacity..............................................   23

       9.4    Receipt and Release.........................................................................   24

       9.5    Deferred Shares and Other Benefits Not Assignable; Obligations Binding Upon Successors......   24

       9.6    Employment Taxes............................................................................   24

       9.7    Governing Law; Severability.................................................................   24

       9.8    Compliance with Laws........................................................................   25

       9.9    Program Construction........................................................................   25

       9.10   Headings Not Part of Program................................................................   25


EXHIBIT A     QUALIFYING STOCK OPTION ALTERNATIVE
              EXERCISE ELECTION...........................................................................  A-1


EXHIBIT B     LIST OF SECTION 16 OFFICERS AS OF THE EFFECTIVE DATE........................................  B-1
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                                      -ii-

                        OCCIDENTAL PETROLEUM CORPORATION
                             DEFERRED STOCK PROGRAM


              This document sets forth the terms of the Occidental Petroleum Corporation Deferred Stock Program (the "Program"), effective as of September 12, 2002. This document amends and supersedes the Deferred Settlement Rules and Procedures previously established with respect to Restricted Stock Awards and Performance Stock Awards and applies to amounts previously deferred under those Deferred Settlement Rules and Procedures.


              This Program is intended to be an unfunded program maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as described in Section 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.

                                   ARTICLE I
                         PURPOSES AND AUTHORIZED SHARES

       1.1 Purposes. The purposes of the Program are to promote the ownership and retention of shares of common stock of Occidental Petroleum Corporation by its executives and to allow executives to accumulate additional retirement income through deferrals of receipt of common stock of Occidental Petroleum Corporation under its Stock Plans.

       1.2 Shares Available. The number of Shares that may be issued under each of the 1987 Plan, the 1995 Plan and the 2001 Plan as part of this Program is limited to the sum of the following: (a) the aggregate number of Shares that were the subject of the Qualifying Options granted under such Stock Plan that are exercised pursuant to Article III in exchange for the crediting of Deferred Shares under this Program, (b) the aggregate number of Shares that were subject to Qualifying Restricted Stock Awards granted under such Stock Plan that Participants elect pursuant to Section 4.1 to defer in the form of Deferred Shares under this Program, (c) the aggregate number of Shares that were subject to Qualifying Performance Stock Awards granted under such Stock Plan that Participants elect pursuant to Section 4.1 to defer in the form of Deferred Shares under this Program, and (d) the aggregate number of Share units subject to Qualifying Restricted Share Unit Awards granted under such Stock Plan that vest and are credited in the form of Deferred Shares under this Program as described in Section 5.1(b). Deferred Shares credited to Participants' Deferred Share Accounts under this Program may accrue Dividend Equivalents that may be credited in the form of additional Deferred Shares and paid to Participants under this Program in the form of Shares. If the number of Shares payable under this Program would exceed one or more of the limits described in the preceding sentence because of the accumulation of Deferred Shares in respect of Dividend Equivalents, such excess Shares shall be issued and charged against the Share limits under the 2001 Plan. If insufficient Shares remain under the 2001 Plan for the accumulation of Dividend Equivalents, Dividend Equivalents may be paid (in the sole discretion of the Committee) in cash.

       1.3 Relationship to Plans. This Program constitutes a deferred compensation plan providing alternative settlements under and as contemplated by the Stock Plans in respect of Qualifying Stock Options, Qualifying Restricted Stock Awards, Qualifying Restricted Share Unit Awards and Qualifying Performance Stock Awards granted thereunder. This Program also contemplates the grant of Deferred Shares under and as contemplated by the Stock Plans. This Program and all rights under it are provided and shall be subject to and construed consistently with the other terms of the 1987 Plan, the 1995 Plan or the 2001 Plan, as the case may be.

                                   ARTICLE II
                                   DEFINITIONS

              Whenever the following words and phrases are used in this Program with the first letter capitalized, they shall have the meanings specified below:

              Affiliate. "Affiliate" means: (a) any corporation that is a member of a controlled group of corporations (within the meaning of Code Section 1563(a), determined without regard to Code Sections 1563(a)(4) and (e)(3)(C), and with the phrase "more than 50%" substituted for the phrase "at least 80%" each place it appears in Code Section 1563(a)) of which Occidental Petroleum Corporation is a component member, or (b) any entity (whether or not incorporated) that is under common control with Occidental Petroleum Corporation (as defined in Code Section 414(c) and the Treasury Regulations thereunder, and with the phrase "more than 50%" substituted for the phrase "at least 80%" each place it appears in the Treasury Regulations under Code Section 414(c)).

              Already-Owned Shares. "Already-Owned Shares" means Shares owned by an Eligible Person; provided, however, that Shares acquired by an Eligible Person from the Company under an option or other employee benefit plan maintained by the Company or otherwise must be held by the Eligible Person for at least six (6) months in order to qualify as Already-Owned Shares and, if Shares are used to pay the exercise price of an option or other award, such Shares may not be reused as payment of the exercise price of another option or award within six (6) months of such prior use.

              Alternative Exercise. "Alternative Exercise" means the exercise of all or a portion of a Qualifying Stock Option using Already-Owned Shares in exchange for a combination of Exercise Shares and Deferred Shares under this Program.

              Alternative Exercise Election. "Alternative Exercise Election" means an election executed by an Eligible Person in accordance with Sections 3.1 and 3.2 of this Program pursuant to which the Eligible Person elects to defer that portion of the proceeds of the exercise of the Qualifying Option equal to the spread in the form of Deferred Shares.

              Beneficiary. "Beneficiary" means the person or persons designated as such in accordance with Section 9.2.

              Board. "Board" means the Board of Directors of the Corporation.

              Change in Control. "Change in Control" means any of the following:

                     (a) Approval by the stockholders of the Company (or, if no stockholder approval is required, by the Board) of the dissolution or liquidation of the Company, other than in the context of a transaction that does not constitute a Change in Control under clause (b) below;

                     (b) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company's business and/or assets as an entirety to, one or more entities that are not subsidiaries or other affiliates of the Company (a "Business Combination"), unless (i) as a result of the Business Combination, more than 50% of the outstanding voting power of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the Business Combination is, or will be, owned, directly or indirectly, by holders of the Company's voting securities immediately before the Business Combination; (ii) no "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time (the "Exchange Act")), excluding the Successor Entity or any employee benefit plan of the Company and any trustee or other fiduciary holding securities under a Company employee benefit plan or any person described in and satisfying the conditions of Rule 13d-1(b)(i) of the Exchange Act (an "Excluded Person"), beneficially owns, directly or indirectly, more than 20% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination;

                     (c) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any Excluded Person) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
       Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities, other than as a result of (i) an acquisition directly from the Company; (ii) an acquisition by the Company; or (iii) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity; or

                     (d) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least two-thirds (2/3) of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

                     (e) Notwithstanding the foregoing, a Change in Control shall not occur if, prior to the Change in Control, the Executive Compensation and Human Resources Committee of the Board deems such an event to not be a Change in Control for the purposes of this Program.

              Code. "Code" means the Internal Revenue Code of 1986, as amended.

              Committee. "Committee" means the administrative committee appointed to administer the Program pursuant to Article VI.

              Common Stock. "Common Stock" means the Corporation's common stock, par value $.20 per share, subject to adjustment pursuant to Section 5.5 of this Program.

              Company. "Company" means the Corporation and any Affiliates.

              Conversion Date. "Conversion Date" means the date that the Eligible Person exercises all or a portion of a Qualifying Option in accordance with the Alternative Exercise procedures under this Program.

              Corporation. "Corporation" means Occidental Petroleum Corporation, a Delaware corporation, and any successor corporation.

              Current Dividend Equivalent. "Current Dividend Equivalent" means a Dividend Equivalent paid to the Participant in the form of cash at the same time as dividends are paid on Shares to the Corporation's shareholders.

              Deferred Dividend Equivalent. "Deferred Dividend Equivalent" means a Dividend Equivalent credited to a Participant's Deferred Share Account in the form of additional Deferred Shares (rounded to four decimal places) and paid to the Participant in the form of Shares at the same time that the other Deferred Shares credited to the Participant's Deferred Share Account are distributed in the form of Shares to the Participant.

              Deferred Settlement Rules and Procedures. "Deferred Settlement Rules and Procedures" means the rules and procedures established under the 1995 Plan by the Committee prior to the adoption of this Program to allow the holders of any Restricted Stock Award and the holders of any Performance Stock Award to elect to defer the delivery of Shares that become vested under such Restricted Stock Award or Performance Stock Award until termination of the holder's employment with the Company.

              Deferred Share. "Deferred Share" means a non-voting unit of measurement which is deemed solely for bookkeeping purposes to be equivalent to one outstanding Share (subject to Section 5.5) solely for purposes of this Program.

              Deferred Share Account. "Deferred Share Account" means the bookkeeping account maintained by the Company on behalf of each Participant that is credited with Deferred Shares in accordance with Sections 5.1(a) and/or 5.1(b) and Dividend Equivalents thereon in accordance with Section 5.2.

              Disability. "Disability" means a condition that qualifies as a disability under the Company's Retirement Plan and is approved by the Committee.

              Distribution Election Form. "Distribution Election Form" means an election form provided by the Committee on which a Participant may elect an alternative form of distribution, which election will be effective only if the Participant's termination of employment with the Company occurs on or after becoming eligible for Retirement, as provided in Section 5.4(c).

              Dividend Equivalent. "Dividend Equivalent" means the amount of cash dividends or other cash distributions paid by the Corporation on that number of Shares equal to the number of Deferred Shares credited to a Participant's Deferred Share Account as of the applicable record date for the dividend or other distribution, which amount shall be either credited as a Deferred Dividend Equivalent to the Deferred Share Account of the Participant or paid to the Participant as a Current Dividend Equivalent in accordance with the terms of Section 5.2.

              Effective Date. "Effective Date" means September 12, 2002.

              Eligible Person. "Eligible Person" means any employee of the Company who holds a Qualifying Option, Qualifying Performance Stock Award, Qualifying Restricted Share Unit Award or Qualifying Restricted Stock Award granted under one of the Stock Plans.

              Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

              Exercise Shares. "Exercise Shares" means the Shares delivered by the Corporation upon the Alternative Exercise of a Qualifying Option in accordance with Section 3.2(a).

              Fair Market Value. "Fair Market Value" has the meaning given to such term in the 2001 Plan.

              Gain Shares. "Gain Shares" means the number of shares deferred under this Program upon the Alternate Exercise of a Qualifying Option as determined under Section 3.2(a).

              1987 Plan. "1987 Plan" means the Occidental Petroleum Corporation 1987 Stock Option Plan, as amended from time to time.

              1995 Plan. "1995 Plan" means the Occidental Petroleum Corporation 1995 Incentive Stock Plan, as amended from time to time.

              Other Qualifying Stock Award. "Other Qualifying Stock Award" means a Qualifying Restricted Stock Award, a Qualifying Performance Stock Award or a Qualifying Restricted Share Unit Award.

              Participant. "Participant" means any person who has Deferred Shares credited to a Deferred Share Account under this Program.

              Performance Stock Award. "Performance Stock Award" means an award of "Performance Stock" under and as defined in the 1995 Plan or a "Performance-Based Award" under and as defined in the 2001 Plan.

              Program. "Program" means this Occidental Petroleum Corporation Deferred Stock Program, as it may be amended from time to time.

              Qualifying Option or Qualifying Stock Option. "Qualifying Option or Qualifying Stock Option" means any nonqualified stock option granted before or after the Effective Date under one of the Stock Plans to one of the current
Section 16 Officers listed in Appendix B hereto or to any employee who is subsequently designated a Section 16 Officer by the Executive Compensation and Human Resources Committee or the Board; provided, however, that an option shall not be a Qualifying Stock Option if either (a) it will expire, by its terms, before the end of the six-month period commencing with the date that the Alternative Exercise Election is received by the Corporation or (b) the option holder ceases to be a designated Section 16 Officer before the Alternative Exercise Election is received by the Corporation. In addition, any nonqualified stock option granted before or after the Effective Date under one of the Stock Plans to an employee of the Company shall automatically become a Qualifying Stock Option if and at such time as such employee is designated a Section 16 Officer by the Executive Compensation and Human Resources Committee or the Board after the date of grant; provided, however, that such an option shall not be a Qualifying Stock Option if either (a) it will expire by its terms, before the end of the six-month period commencing with the date that the Alternative Exercise Election is received by the Corporation or (b) the option holder ceases to be a designated Section 16 Officer before the Alternative Exercise Election is received by the Corporation.

              Qualifying Performance Stock Award. "Qualifying Performance Stock Award" means (a) any Performance Stock Award granted under one of the Stock Plans prior to the Effective Date and (b) any Performance Stock Award granted under the 2001 Plan after the Effective Date unless otherwise provided by the Executive Compensation and Human Resources Committee in the award agreement evidencing such Performance Stock Award.

              Qualifying Restricted Share Unit Award. "Qualifying Restricted Share Unit Award" means a Restricted Share Unit Award that, by its terms, delays the delivery of Shares subject to the Restricted Share Unit Award that become vested to termination of the holder's employment with the Company.

              Qualifying Restricted Stock Award. "Qualifying Restricted Stock Award" means (a) any Restricted Stock Award granted under one of the Stock Plans prior to the Effective Date and (b) any Restricted Stock Award granted under the 2001 Plan after the Effective Date unless otherwise provided by the Executive Compensation and Human Resources Committee in the award agreement evidencing such Restricted Stock Award.

              Restricted Share Unit Award. "Restricted Share Unit Award" means a grant of restricted units, with each such unit representing the right to receive one Share under the 2001 Plan.

              Restricted Stock Award. "Restricted Stock Award" means a grant of restricted stock under the 1995 Plan or the 2001 Plan.

              Retires. "Retires" means terminates employment on or after qualifying for Retirement.

              Retirement. "Retirement" means (a) the termination of a Participant's employment with the Company for reasons other than Disability or death after the Participant attains age 65, (b) the termination of a Participant's employment with the Company for reasons other than Disability or death after the Participant attains age 55 and completes five (5) Years of Service or (c) the Participant's attainment of age 55 following the Participant's termination of employment with the Company for reasons other than Disability or death prior to age 55 if the Participant qualifies for retiree medical coverage under the Occidental Petroleum Corporation Medical Plan on the date of the Participant's termination of employment.

              Retirement Plan. "Retirement Plan" means the Occidental Petroleum Corporation Retirement Plan, as amended from time to time.

              Rule 16b-3. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act.

              Section 16 Officer. "Section 16 Officer" means an officer of the Corporation as defined in Rule 16a-1(f) promulgated under the Exchange Act.

              Share. "Share" means a share of Common Stock.

              Stock Plans. "Stock Plans" means the 1987 Plan, the 1995 Plan and the 2001 Plan.

              2001 Plan. "2001 Plan" means the Occidental Petroleum Corporation 2001 Incentive Compensation Plan.

              Years of Service. "Years of Service" means the number of full years credited to the Participant under the Retirement Plan for vesting purposes.

                                  ARTICLE III
                              OPTION GAIN DEFERRALS

       3.1    Participation.

              (a) General Participation Requirements. An Eligible Person may elect to exercise a Qualifying Option under and subject to the Alternative Exercise provisions set forth herein and to receive a credit of Deferred Shares under this Program. Any such election must apply to all Shares subject to the Qualifying Option.

              (b) Manner and Timing of Election. An election to Alternatively Exercise a Qualifying Option may only be made by an Eligible Person by completing and executing a form of Alternative Exercise Election that meets the requirements of Section 3.2 and submitting such form to the Corporation after the Effective Date. Any election received by the Corporation within six (6) months of the expiration of an option will be void and have no effect.

              (c) Committee's Right to Refuse to Accept Alternative Exercise Election. The Committee, in its sole discretion, may refuse to accept any Alternative Exercise Election within the 30-day period following the date such Alternative Exercise Election is received by the Corporation. Notice of any refusal to accept an Alternative Exercise Election shall be delivered in writing to the Eligible Person as soon as administratively practicable following the end of the Committee's 30-day review period.

       3.2    Alternative Exercise of Options.

              (a) Form of Election. Each Alternative Exercise Election with respect to a Qualifying Stock Option shall be in the form attached hereto as Exhibit A or any other form approved by the Committee. Each such Alternative Exercise Election shall specify the Qualifying Stock Option that the Eligible Person elects to exercise under this Program and shall provide that (i) the Eligible Person will exercise such Qualifying Stock Option by paying the exercise price with Already-Owned Shares having an aggregate Fair Market Value (on the date preceding the date of the Alternative Exercise) equal to the exercise price for the number of Shares with respect to which the Qualifying Stock Option is exercised and (ii), upon exercise, the Company will (A) deliver to the Eligible Person the same number of Shares used by the Eligible Employee to pay the exercise price of the Qualifying Stock Option and (B), in lieu of the remainder of the Shares which would otherwise be delivered to the Eligible Person (the "Gain Shares"), credit to a Deferred Share Account established for the Eligible Person Deferred Shares equal in number to the number of Gain Shares. An Alternative Exercise Election is irrevocable by the Eligible Person once it is received by the Corporation.

              (b) Limited Ability to Exercise Option. Any Qualifying Option that is subject to an Alternative Exercise Election may not be exercised at all during the six-month period following the date the Corporation receives the Eligible Person's Alternative Exercise Election.

              (c) Termination of Alternative Exercise Elections. An Eligible Person's Alternative Exercise Election shall terminate and the related Qualifying Option may be exercised for actual Shares in accordance with the terms of the Qualifying Option without regard to the Alternative Exercise Election or the restriction set forth in Section 3.2(b) in the following circumstances: (i) an Eligible Person's Alternative Exercise Election is timely refused by the Committee, (ii) an Eligible Person's employment with the Company (including any Affiliate) is terminated, or (iii), unless the Committee otherwise provides, a Change in Control occurs. In addition, an Eligible Person's Alternative Exercise Election shall terminate and the related Qualifying Option may be exercised for actual Shares in accordance with the terms of the Qualifying Option without regard to the Alternative Exercise Election on the date on which the Eligible Person ceases to be a designated
Section 16 Officer. If the Corporation unilaterally refuses to honor an Alternative Exercise of a Qualifying Option pursuant to Section 9.8, the Alternative Exercise Election with respect to such Qualifying Option shall terminate and such Qualifying Option shall be exercisable for actual Shares in accordance with its terms without regard to the Alternative Exercise Election or the terms of the Qualifying Option regarding Alternative Exercise.

              (d) Other Terms of Alternative Exercise Elections. No Alternative Exercise Election shall have the effect of extending the term or otherwise changing the terms of any Qualifying Option (except as expressly contemplated hereby in respect of the consequences of an Alternative Exercise). No Alternative Exercise Election may be amended or terminated except as specifically provided herein.

                                   ARTICLE IV
                         DEFERRAL OF OTHER STOCK AWARDS

       4.1    Deferrals of Restricted Stock and Performance Stock.

              (a) Participation. An Eligible Person may make an advance election to forego the delivery of Shares upon the vesting of a Qualifying Restricted Stock Award or a Qualifying Performance Stock Award and to receive a credit of Deferred Shares under this Program. Any such election must apply to all Shares subject to the Qualifying Restricted Stock Award or Qualifying Performance Stock Award.

              (b) Manner and Timing of Election. An election to forego the delivery of Shares upon the vesting of a Qualifying Restricted Stock Award or a Qualifying Performance Stock Award may only be made by an Eligible Person by completing an election on a form provided by the Committee and delivering that election to the Corporation at least twelve (12) months before any Shares that are subject to the Qualifying Restricted Stock Award or Qualifying Performance Stock Award, as the case may be, become vested. Any election received by the Corporation within twelve (12) months of the vesting of any Shares under a Qualifying Restricted Stock Award or Qualifying Performance Stock Award will be considered void and shall have no force or effect.

              (c) Election Irrevocable. An election made in accordance with this Section 4.1 to forego the delivery of Shares in exchange for a credit of Deferred Shares under this Program shall be irrevocable once it is received by the Corporation.

       4.2 Deferrals of Restricted Share Units. Share units that become vested under a Qualifying Restricted Share Unit Award shall automatically be subject to the terms of this Program and be credited as Deferred Shares as provided in Section 5.1(b).

                                   ARTICLE V
                             DEFERRED SHARE ACCOUNTS

       5.1    Crediting of Deferred Shares.

              (a) Alternative Exercise of Options. As of the applicable Conversion Date of a Qualifying Stock Option, an Eligible Person's Deferred Share Account shall be credited with the number of Deferred Shares attributable to the Gain Shares, as described in Section 3.2(a).

              (b) Vesting of Other Qualifying Stock Awards. As of the date that all or any portion of a Qualifying Restricted Stock Award or Qualifying Performance Stock Award that is subject to an deferral election under Section
4.1 becomes vested, no Shares shall be issued to the Eligible Person. Instead, such Eligible Person's Deferred Share Account shall be credited with the number of Deferred Shares that is equal to the number of Shares subject to the Qualifying Restricted Stock Award or Qualifying Performance Stock Award that first became vested as of that date. As of the date that all or any portion of a Qualifying Restricted Share Unit Award becomes vested, the Eligible Person's Deferred Share Account shall be credited with the number of Deferred Shares that is equal to the number of stock units that first became vested as of that date.

              (c) Limitations on Rights Associated with Deferred Shares. A Participant's Deferred Share Account shall be a memorandum account on the books of the Corporation. The Deferred Shares credited to a Participant's Deferred Share Account shall be used solely as a device for the determination of the number of Shares to be eventually issued to such Participant in accordance with this Program. The Deferred Shares shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other shareholder rights with respect to Deferred Shares granted or credited under this Program. The number of Deferred Shares credited (and the Shares to which the Participant is entitled under this Program) shall be subject to adjustment in accordance with Section 5.5 of this Program.

       5.2    Dividend Equivalents.

              (a) Election of Current or Deferred Dividend Equivalents. If, prior to the date of an Eligible Person's first election to Alternatively Exercise a Qualifying Option or to defer delivery of Shares under an Other Qualifying Stock Award under this Program, the Eligible Person has elected under any deferral plan or program of the Company to defer receipt of any Shares, then such Eligible Person's election as to whether to receive dividend equivalents with respect to such deferred Shares in the form of Current Dividend Equivalents or Deferred Dividend Equivalents shall apply with respect to all Dividend Equivalents attributable to all Deferred Shares under this Program. If an Eligible Person has not previously made any such deferral election, then such Eligible Person shall make a one-time irrevocable election at the time of the Eligible Person's first election under this Program, whether Dividend Equivalents under this Program will be paid in the form of Current Dividend Equivalents or Deferred Dividend Equivalents. Any such election shall be on a form provided by and delivered to the Committee. If an Eligible Person fails to make such an election, he or she shall be deemed to have elected the Current Dividend Equivalents. Any such election shall apply with respect to all Dividend

Equivalents attributable to all Deferred Shares credited to such Participant under this Program. A Participant may not change his or her Dividend Equivalent election.

              (b) Deferred Dividend Equivalents Credits to Deferred Share Accounts. As of any applicable dividend or distribution payment date, the Deferred Share Account of each Participant who has elected Deferred Dividend Equivalents shall be credited with additional Deferred Shares in an amount equal to the amount of the Dividend Equivalents divided by the Fair Market Value of a Share as of the applicable dividend or distribution payment date. If the limit on the number of Shares available under this Program in respect of Dividend Equivalents is reached, the Company may in its discretion pay such Dividend Equivalents to Participants as Current Dividend Equivalents.

              (c) Payment of Current Dividend Equivalents. At the time that the Corporation distributes dividend payments to its shareholders, the Company shall pay to each Participant who has elected Current Dividend Equivalents a cash payment in an amount equal to the amount of the Dividend Equivalents attributable to the Deferred Shares credited to his or her Deferred Share Account.

       5.3 Vesting. All Deferred Shares (including Deferred Shares credited as Dividend Equivalents) credited to a Participant's Deferred Share Account shall be at all times fully vested and nonforfeitable.

       5.4    Distribution of Benefits.

              (a) Form of Distribution. Deferred Shares credited to a Participant's Deferred Share Account shall be distributed in an equivalent whole number of Shares. Fractional share interests shall be settled in cash. The Committee, in its sole discretion, may pay Deferred Shares credited as Dividend Equivalents in cash in lieu of Shares.

              (b) Timing of Distribution of Benefits. Benefits in respect of the Deferred Shares credited to a Participant's Deferred Share Account shall be distributed to the Participant (or his or her Beneficiary in the case of death) within the first ninety (90) days of the year following the Participant's termination of employment with the Company for any reason (including, without limitation, Retirement, death, Disability, resignation or termination by the Company). If a Participant's benefits are paid in annual installments under
Section 5.4(c), each annual installment shall be paid within the first ninety
(90) days of each calendar year.

              (c)    Manner of Distribution.

                     (i) General Rules. Distribution will generally be in the form of lump sum payment. However, if a Participant terminates employment on or after becoming eligible for Retirement, his or her Deferred Shares may instead be paid in annual installments over two (2) to twenty (20) years or in a combination of an initial lump sum payment followed by annual installments over the subsequent one (1) to twenty
                            (20) years. The number of Shares to be distributed in each annual distribution shall be equal to the number of Shares then credited to the Participant's Deferred Share Account divided by the number of remaining annual installments. Such number shall be adjusted downward to the nearest whole number of Shares so that no fractional Shares interests are distributed until the last annual installment distribution.

                     (ii) Retirement Distribution Election. If, prior to the date of an Eligible Person's first election under this Program to Alternatively Exercise a Qualifying Option or to defer delivery of Shares under an Other Qualifying Stock Award, the Eligible Person has elected under any other deferral plan or program of the Company to defer receipt of any Shares, then such Eligible Person's election as to whether distribution of Shares upon Retirement shall be in a lump sum, installments or a combination of lump sum and installments shall apply to all Deferred Shares credited under this Program. If an Eligible Person has not previously made any such distribution election, then such Eligible Person may make an election at the time of his or her first election under this Program on a form provided by and delivered to the Committee, and such election shall apply to all Deferred Shares credited under this Program. A Participant who fails to make an election regarding the form of distribution upon or following Retirement will be deemed to have elected a lump sum.

                     (iii) Changes to Retirement Distribution Election. A Participant may change his or her election as to the form of Retirement distribution, provided that his or her change election is made on a Distribution Election Form and such election is received by the Committee no later than the December 31 preceding the date of the Participant's Retirement unless otherwise permitted by the Committee. Subject to the foregoing limitations, a Participant may make such election (or revoke a prior election and make a new election) at any time. Any election (or modification or revocation of a prior election) that is made later than the December 31 preceding the Participant's Retirement will be considered void and shall have no force or effect, except as otherwise determined by the Committee.

                     (iv) Override of Retirement Distribution Election. Notwithstanding the foregoing, the Committee may, in its sole discretion:

                            (A) distribute the benefits in a single lump sum if the sum of Shares to be distributed to the Participant is less than or equal to 1,000, or

                            (B) reduce the number of installments elected by the Participant to produce an annual distribution of at least 100 Shares.

              (d) Survivor Benefits. If the Participant dies at any time before or after termination of employment with the Company while there are Deferred Shares credited to his or her Deferred Share Account, the Committee shall distribute the benefits in respect of such remaining Deferred Shares to the Participant's Beneficiary in a lump sum during the first ninety (90) days of the calendar year following the year in which the Participant's death occurred.

              (e) Effect of Change of Control. In the event of a Change in Control, the following rules shall apply:

                     (i) All Participants shall continue to have a fully vested, nonforfeitable interest in their Deferred Share Account balances.

                     (ii) Unless the Committee otherwise provides, Alternative Exercise Elections shall terminate in accordance with Section 3.2(c).

                     (iii) All payments in respect of Deferred Share Accounts following a Change in Control shall be made as follows:

                            (A) Payments that have already commenced shall continue to be made no less rapidly than under the schedule in effect just prior to the Change in Control.

                            (B) Payments that have not yet commenced shall be made (in the form of Shares unless the Committee provides otherwise) in a lump sum at the earliest possible payment date under the normal rules for benefit commencement pursuant to Section 5.4(b) as in effect on the day before the day of the Change in Control.

                     (iv) A Participant's termination of employment for purposes of this Program shall be deemed to include (but shall not be limited to) any event (such as a constructive discharge) giving the Participant the right to receive salary continuation or other severance benefits following a Change in Control, as determined under any plan, program, or agreement covering the Participant that is in effect at the time of the Change in Control.

                     (v) Upon a Participant's petition within sixty (60) days following a Change in Control, or such other period as the Committee may permit, the Committee may, in its sole discretion, authorize an immediate distribution of the Participant's entire Deferred Share Account to the Participant regardless of whether the Participant continues to be employed by the Company.

              (f) Section 162(m) Limitation. Notwithstanding the foregoing, if the Committee determines in good faith that there is a reasonable likelihood that any benefits payable to a Participant for a taxable year of the Company would not be deductible by the Company solely by reason of the limitation under Code Section 162(m), then to the extent reasonably deemed necessary by the Committee to ensure that the entire amount of any distribution to the Participant pursuant to this Program is deductible, the Committee may defer all or any portion of a distribution under this Program. The amounts so deferred shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Committee in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Company during which the distribution is made will not be limited by Code
Section 162(m).

       5.5    Adjustments in Case of Changes in Common Stock.

              (a) If the outstanding Shares are increased, decreased, or exchanged for a different number or kind of securities, or if additional shares or new or different shares or other securities are distributed with respect to such Shares or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, stock dividend, stock split, reverse stock split or similar change in capitalization or any other distribution with respect to such Shares or other securities, proportionate and equitable adjustments consistent with the effect of such event on stockholders generally (but without duplication of benefits if Dividend Equivalents are credited) shall be made in the number and type of Shares or other securities, property and/or rights contemplated hereunder and of rights in respect of Deferred Shares and Deferred Share Accounts credited under this Program so as to preserve the benefits intended. The provisions of Section 8 of the 1987 Plan, Section 9 of the 1995 Plan and
Section 6.2 of the 2001 Plan shall also apply to the related Deferred Shares granted under the Stock Plans in accordance with this Program.

              (b) If the event results in any rights of shareholders to receive cash (other than cash dividends and cash distributions), a corresponding amount of cash shall be paid to each Participant as soon as practicable following the date the cash is paid in respect of outstanding Shares.

       5.6 Company's Right to Withhold. The Company (including its Affiliates) may satisfy any state or federal tax withholding obligation arising upon a distribution of Shares and any cash with respect to a Participant's Deferred Share Account by reducing the number of Shares or cash otherwise deliverable to the Participant. The appropriate number of Shares required to satisfy such tax withholding obligation in the case of Deferred Shares will be based on the Fair Market Value of a Share on the date of distribution. If the Company (including its Affiliates), for any reason, elects not to (or cannot) satisfy the withholding obligation in accordance with the preceding sentence, the Participant shall pay or provide for payment in cash of the amount of any taxes which the Company (including its Affiliates) may be required to withhold with respect to the benefits hereunder, before any such benefits are paid.

       5.7 Termination of Employment. For the purpose of this Article V, a Participant will be deemed to have terminated employment if the Participant ceases to be an employee of any of the following:

              (a)    the Company;

              (b)    an Affiliate; or

              (c) any other entity, whether or not incorporated, in which the Company has an ownership interest, and the Committee has designated that the Participant's commencement of employment with such entity upon Participant's ceasing to be an employee of an entity described in (a) or
       (b) above will not be deemed to be a termination of employment for purposes of this Program, provided that such designation shall be made in writing by the Committee and shall be communicated to the Participant prior to his commencement of employment with the entity so designated.

For the purposes of the preceding provisions, a Participant who ceases to be an employee of an entity described in (a), (b) or (c) above shall not be deemed to have terminated employment if such cessation of employment is followed immediately by his commencement of employment with another entity described in
(a), (b) or (c) above.

                                   ARTICLE VI
                                 ADMINISTRATION

       6.1 The Administrator. The Committee hereunder shall consist of (i) the members of the Executive Compensation and Human Resources Committee of the Board who are Non-Employee Directors within the meaning of Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Code, or (ii) such other committee of the Board, each participating member of which is a Non-Employee Director (as defined in Rule 16b-3) and each member of which is an "outside director" for purposes of Section 162(m) of the Code, as may hereafter be appointed by the Board to serve as administrator of this Program. Any member of the Committee may resign by delivering a written resignation to the Board. Members of the Committee shall not receive any additional compensation for administration of this Program.

       6.2 Committee Action. Action of the Committee with respect to the administration of this Program shall be taken pursuant to a majority vote or by unanimous written consent of its members.

       6.3    Rights And Duties.

              (a) Subject to the limitations of this Program, the Committee shall be charged with the general administration of this Program and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

                     (i)    To construe and interpret this Program;

                     (ii) To resolve any questions concerning the amount of benefits payable to a Participant;

                     (iii) To make all other determinations required by this Program, including adjustments under Section 5.5;

                     (iv) To maintain all the necessary records for the administration of this Program and provide statements of Deferred Share Accounts to Participants on an annual or more frequent basis;

                     (v) To make and publish forms, rules and procedures for the administration of this Program; and

                     (vi)   To administer the claims procedures set forth in
                            Article VII for presentation of claims by Participants and Beneficiaries for benefits under this Program, including consideration of such claims, review of claim denials and issuance of a decision on review.

              (b) The Committee shall have full discretion to construe and interpret the terms and provisions of this Program (but not to increase amounts payable hereunder) and to resolve any disputed question or controversy, which interpretation or construction or resolution, including decisions with respect to adjustments under Section 5.5, shall be final and binding on all parties, including but not limited to the Company and any Eligible Person, Participant or Beneficiary, except as otherwise required by law. The Committee shall administer such terms and provisions in a nondiscriminatory manner and in full accordance with any and all laws applicable to this Program. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and
(ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may appoint a program administrator or any other agent, and delegate to them such powers and duties in connection with the administration of this Program as the Committee may from time to time prescribe.

       6.4 Indemnity and Liability. All expenses of the Committee shall be paid by the Company and the Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. No member of the Committee shall be liable for any act or omission of any other member of the Committee nor for any act or omission on his or her own part. To the extent permitted by law, the Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his or her membership on the Committee.

                                  ARTICLE VII
                                CLAIMS PROCEDURE

              All applications for benefits under the Program shall be submitted to: Occidental Petroleum Corporation, Attention: Corporate Secretary, 10889 Wilshire Blvd., Los Angeles, CA 90024. Applications for benefits must be in writing on the forms prescribed by the Committee and must be signed by the Participant, or in the case of a death benefit, by the Beneficiary or legal representative of the deceased Participant. Each application shall be acted upon and approved or disapproved within sixty (60) days following its receipt by the Committee. If any application for a benefit is denied, in whole or in part, the Committee shall notify the applicant in writing of such denial and of his or her right to a review by the Committee and shall set forth in a manner calculated to be understood by the applicant, specified reasons for such denial, specific references to pertinent Program provisions on which the denial is based, a description of any additional material or information necessary for the applicant to perfect his or her application, an explanation of why such material or information is necessary, and an explanation of the Program's review procedure.

              Any person, or his or her duly authorized representative, whose application for benefits is denied in whole or in part, may appeal such denial to the Committee for a review of the decision by submitting to the Committee within sixty (60) days after receiving notice of the denial, a written statement:

              (a) requesting a review of his or her application for benefits by the Committee;

              (b) setting forth all of the grounds upon which his or her request for review is based and any facts in support thereof; and

              (c) setting forth any issues or comments which the applicant deems relevant to his or her application.

              The Committee shall act upon each such application within sixty
(60) days after the later of receipt of the applicant's request for review by the Committee or receipt of any additional materials reasonably requested by the Committee from such applicant.

              The Committee shall make a full and fair review of each such application and any written materials submitted by the applicant or the Company in connection therewith, and may require the Company or the applicant to submit within thirty (30) days of written notice by the Committee, such additional facts, documents, or other evidence as the Committee, in its sole discretion, deems necessary or advisable in making such a review. On the basis of its review, the Committee shall make an independent determination of the applicant's eligibility for benefits under the Program. The decision of the Committee on any application for benefits shall be final and conclusive upon all persons.

              If the Committee denies an application in whole or in part, the Committee shall give written notice of its decision to the applicant setting forth in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the pertinent Program provisions on which the Committee's decision was based.

              No legal action may be commenced prior to the completion of the benefit claims procedure described herein. In addition, no legal action may be commenced after the later of (a) 180 days after receiving the written response of the Committee to an appeal, or (b) 365 days after an applicant's original application for benefits.

                                  ARTICLE VIII
                      AMENDMENT AND TERMINATION OF PROGRAM

       8.1 Amendment. The Board may amend this Program in whole or in part at any time or may at any time suspend or terminate this Program. Notwithstanding the foregoing, no amendment shall reduce the number of Deferred Shares and Dividend Equivalents credited to any Participant's Deferred Share Account or cancel any Participant's right to receive Dividend Equivalents (and any cash that may become payable pursuant to Section 5.5(b)) without the consent of the affected Participant. Any amendments authorized hereby shall be stated in an instrument in writing and all Eligible Persons shall be bound thereby upon receipt of written notice thereof. Adjustments pursuant to Section 5.5 hereof shall not be deemed amendments to this Program, the Deferred Share Accounts or the rights of Participants.

       8.2 Term. It is the current expectation of the Company that this Program shall be continued indefinitely, but continuance of this Program is not assumed as a contractual obligation of the Company. In the event that the Board decides to discontinue or terminate this Program, it shall notify the Committee and Participants in this Program of its action in writing, and this Program shall be terminated at the time therein set forth. All Participants shall be bound thereby. In connection with the termination of this Program, the Committee may, in its sole discretion, elect to accelerate the distribution date for all Deferred Share Accounts (including Deferred Share Accounts being paid in or otherwise to be paid in the form of installments) and make a lump sum distribution in respect thereof.

                                   ARTICLE IX
                                  MISCELLANEOUS

       9.1 Limitation on Participant's Rights. Participation in this Program shall not give any person the right to continued employment or service or any rights or interests other than as herein provided. No Participant shall have any right to any payment or benefit hereunder except to the extent provided in this Program. This Program creates no fiduciary duty to Participants and shall create only a contractual obligation on the part of the Company as to such amounts; this Program shall not be construed as creating a trust. This Program, in and of itself, has no assets. Participants shall have rights no greater than the right to receive the Common Stock (and any cash as expressly provided herein) or the value thereof as a general unsecured creditor in respect of their Deferred Share Accounts.

       9.2 Beneficiary Designation. Upon forms provided by and subject to conditions imposed by the Company, each Participant may designate in writing the Beneficiary or Beneficiaries whom such Participant desires to receive any Shares or amounts payable under this Program after his or her death. A Participant may from time to time change his or her designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation with the Committee. However, if a married Participant wishes to designate a person other than his or her spouse as Beneficiary, such designation shall be consented to in writing by the spouse, which consent shall acknowledge the effect of the designation. The Participant may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse's consent so provides. Notwithstanding the foregoing, spousal consent shall be unnecessary if it is established (to the satisfaction of the Committee or a Committee representative) that there is no spouse or that the required consent cannot be obtained because the spouse cannot be located. The Company and the Committee may rely on the Participant's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of this Program. Notwithstanding the foregoing, if a Participant has completed a beneficiary designation form for deferred Shares under any other plan or program of the Company, such prior designation shall be the Beneficiary designation under this Program and apply to all benefits of the Participant hereunder unless changed in accordance with this Section 9.2.

              If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, any benefits remaining unpaid shall be paid in accordance with the Participant's Beneficiary designation under the Company's Retirement Program, and if there is no such valid Beneficiary designation, to the Participant's then surviving spouse, or if none, to the Participant's estate, unless directed otherwise by the court that has jurisdiction over the assets belonging to the Participant's probate estate.

       9.3 Payments to Minors or Persons Under Incapacity. Every person receiving or claiming benefits under this Program shall be conclusively presumed to be mentally competent and of age until the date on which the Committee receives a written notice, in a form and manner acceptable to the Committee, that such person is incompetent or a minor, for whom a guardian or other person legally vested with the care of his or her person or estate has been appointed;

provided, however, that if the Committee finds that any person to whom a benefit is payable under this Program is unable to care for his or her affairs because of incompetency, or because he or she is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother or sister, or to any person or institution considered by the Committee to have incurred expense for such person otherwise entitled to payment. To the extent permitted by law, any such payment so made shall be a complete discharge of liability therefor under this Program.

       If a guardian of the estate of any person receiving or claiming benefits under this Program is appointed by a court of competent jurisdiction, benefit payments may be made to such guardian provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. In the event a person claiming or receiving benefits under this Program is a minor, payment may be made to the custodian of an account for such person under the Uniform Gifts to Minors Act. To the extent permitted by law, any such payment so made shall be a complete discharge of any liability therefor under this Program.

       9.4 Receipt and Release. Any payment to a Participant or the Participant's Beneficiary in accordance with the provisions of this Program shall, to the extent thereof, be in full satisfaction of all claims against the Board, the Committee, and the Company. The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

       9.5 Deferred Shares and Other Benefits Not Assignable; Obligations Binding Upon Successors. Deferred Shares and other benefits of a Participant under this Program shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Program, or any interest therein, other than by operation of law or pursuant to Section 9.2, shall not be permitted or recognized. Obligations of the Company under this Program shall be binding upon successors of the Company.

       9.6 Employment Taxes. The Company (including its Affiliates) may satisfy any state or federal employment tax withholding obligation arising from an Alternative Exercise of a Qualifying Option or a deferral of an Other Qualifying Stock Award under this Program by deducting such amount from any amount of compensation payable to the Participant. Alternatively, the Company (including its Affiliates) may require the Participant to deliver to it the amount of any such withholding obligation as a condition to the Alternative Exercise of the Qualifying Option or the deferral of the Other Qualifying Stock Award. The Company (including its Affiliates) may instead satisfy any such withholding obligation by reducing the number of Deferred Shares that would otherwise be credited to the Participant's Deferred Share Account as a result of the Alternative Exercise or deferral, provided that the Company (or the applicable Affiliate) and the Participant make appropriate arrangements to satisfy all additional income and employment tax withholding obligations that arise as a result of using this Deferred Share credit reduction method to satisfy the original employment tax withholding obligation.

       9.7 Governing Law; Severability. The validity of this Program or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the State of Delaware to the extent such laws are not preempted by the Employee Retirement

Income Security Act of 1974, as amended. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

       9.8 Compliance with Laws. This Program, the Company's acceptance of the exercise price of a Qualifying Option in the form of Shares, the Company's issuance of Deferred Shares, and the offer, issuance and delivery of Shares and/or the payment in Shares through the deferral of compensation under this Program are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Program shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. If the Company in its sole discretion determines that an Alternative Exercise of a Qualifying Option would violate any law, rule or regulation, the Company may refuse to honor such Alternative Exercise.

       9.9 Program Construction. It is the intent of the Company that transactions pursuant to this Program, with respect to Eligible Persons or Participants who are subject to Section 16 of the Exchange Act, satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that to the extent elections are timely made, the crediting of Deferred Shares and the distribution of Shares with respect to Deferred Shares under this Program will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder.

       9.10 Headings Not Part of Program. Headings and subheadings in this Program are inserted for reference only and are not to be considered in the construction of the provisions hereof.

       IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this document this 12th day of September, 2002.

                                   OCCIDENTAL PETROLEUM CORPORATION



                                   By /s/ RICHARD W. HALLOCK
                                     -------------------------------------------
                                       Richard W. Hallock
                                       Executive Vice-President, Human Resources